John Hancock Strategic Series
Supplement dated October 10, 2008 to the current
Statement of Additional Information

On September 8, 2008, the Board of Trustees approved the appointment of Stanley Martin as independent trustee and approved the appointment of Deborah C. Jackson as independent trustee effective October 1, 2008.

Under the section “Those Responsible for Management,” in the table under the heading “Independent Trustees,” the following information has been added as follows:

Number of
John Hancock
	Position(s)	Trustee/	Principal Occupation(s) and	Funds
Name, Address (1)	Held with	Officer	other Directorships During Past 5	Overseen by
And Year of Birth	Fund	since (2)	Years	Trustee
Deborah C.	Trustee	2008	Chief Executive Officer, American	50
Jackson			Red Cross of Massachusetts Bay
(1952)			(2002-present); Board of Directors
of Eastern Bank Corporation (2001-
present); Board of Directors of
Eastern Bank Charitable
Foundation (2001-present); Board
of Directors of American Student
Association Corp. (1996-present);
Board of Directors of Boston Stock
Exchange (2002-2008); Board of
Directors of Harvard Pilgrim
Healthcare (2007-present).

Stanley Martin	Trustee	2008	Senior Vice President/Audit	50
(1947)			Executive, Federal Home Loan
Mortgage Corporation (2004-2006);
Executive Vice
President/Consultant, HSBC Bank
USA (2000-2003); Chief Financial
Officer/Executive Vice President,
Republic New York Corporation &
Republic National Bank of New
York (1998-2000); Partner, KPMG
LLP (1971-1998).

(1)	Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.